                                                                   EXHIBIT 10.52



                FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
                ----------------------------------------------

          THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT ("First
                                                                -----
Amendment") is entered into as of August 23, 2000, by and between OVERHILL FARMS, INC., a Nevada corporation ("Borrower"), OVERHILL L.C. VENTURES, INC., a
                                    --------
California corporation ("Overhill Ventures"), and UNION BANK OF CALIFORNIA,
                         -----------------
N.A., a California banking corporation ("Bank").
                                         ----

                                   RECITALS
                                   --------

          A. Borrower, Overhill Ventures and Bank have entered into that certain Loan and Security Agreement dated as of November 24, 1999 (including all exhibits and schedules thereto, and as the same may be subsequently amended, restated, supplemented or otherwise modified from time to time, the "Loan
                                                                     ----
Agreement"), pursuant to which Bank is providing financial accommodations to or
---------
for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Schedule A to the Loan Agreement shall be applied
                          ----------
herein as defined or established therein.

          B. Concurrently with the execution of this First Amendment, Borrower is acquiring certain of the assets of SSE Manufacturing, Inc., a California corporation ("Seller"), pursuant to the Asset Purchase Agreement between Seller
              ------
and Borrower dated as of August 7, 2000, including all exhibits and schedules thereto (collectively, the "SSE Purchase Agreement").
                            ----------------------

          C. Borrower has requested that Bank (i) provide a term loan in the amount of $2,400,000 to enable Borrower to acquire certain of the assets of Seller in accordance with the SSE Purchase Agreement, (ii) make certain amendments to the Loan Agreement, and (iii) consent to Borrower's acquisition of assets in accordance with the SSE Purchase Agreement, and Bank is willing to do so subject to the terms and conditions of this First Amendment.

                                   AGREEMENT
                                   ---------

          NOW, THEREFORE, in consideration of the continued performance by each of Borrower and Overhill Ventures of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Overhill Ventures and Bank hereby agree as follows:

          1.   Ratification and Incorporation of Loan Agreement and Other Loan
               ---------------------------------------------------------------
Documents.  Except as expressly modified under this First Amendment, (a) each of
---------
Borrower and Overhill Ventures hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Loan Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.

          2.   Consent.  Notwithstanding any contrary term or provision in the
               -------
Loan Agreement or the other Loan Documents, Bank hereby consents to the Borrower's acquisition of certain of the assets of Seller in accordance with the SSE Purchase Agreement, a copy of which is attached hereto as Appendix A. As a
                                                              ----------
result of this First Amendment, the foregoing acquisition shall be permitted under the Loan Agreement and the other Loan Documents and shall not constitute a breach or default thereunder.

          3.   Amendments to Loan Agreement.
               ----------------------------

               a.   The Loan Agreement is hereby amended by adding a new Exhibit
                                                                         -------
F in the form annexed hereto as Appendix B.
-                               ----------

               b. The Loan Agreement is hereby amended by adding the following new Section 1.1A after Section 1.1 and prior to Section 1.2:
    ------------       -----------              -----------

          1.1.A     Term Loan.  Subject to the terms and conditions of this
                    ---------
Agreement, Bank agrees to make the Term Loan available to Borrower on the First Amendment Closing Date. The Term Loan shall be evidenced by, and repayable in accordance with the terms of, the Term Note and this Agreement. The Term Note shall represent the obligation of Borrower to pay the Term Loan, together with interest thereon as prescribed in Section 1.4.
                                  -----------

               c.   Section 1.4(b) of the Loan Agreement is hereby amended by
                    --------------
recharacterizing Section 1.4(b) as Section 1.4(c) and inserting the following
                 --------------    --------------
new Section 1.4(b):
    --------------

               (b)  Term Loan.  Interest on the Term Loan shall be computed for
                   ---------
     the actual number of days elapsed on the basis of a year of 365 days or, in the event of a leap year, 366 days and shall be payable to Bank in arrears
     (A) on the first Business Day of each calendar month, (B) on the Commitment Maturity Date, and (C) if any interest accrues or remains payable after the Commitment Maturity Date or during the continuance of an Event of Default, upon demand by Bank. Interest shall accrue and be payable on each such Reference Rate Loan at a per annum interest rate equal to the Reference
                              ---------
     Rate plus one percent (1.0%).
          ----

               d.   Section 1.5 of the Loan Agreement is hereby amended by
                    -----------
deleting the references therein to "Revolving Note" and substituting "Notes" in lieu thereof.

               e.   Section 1.7 of the Loan Agreement is hereby amended by
                    -----------
recharacterizing Section 1.7(b) as Section 1.7(c) and inserting the following
                 --------------    --------------
new Section 1.7(b):
    --------------

               (b)  Term Loan.  The principal amount of the Term Loan shall be
                    ---------
     repaid by Borrower in 27 consecutive monthly installments of $50,000 each commencing on September 1, 2000, and continuing on the first Business Day of each calendar month thereafter, together with a final installment that shall be due on the Commitment Maturity Date in an amount sufficient to repay the entire outstanding principal amount of the Term Loan and accrued interest thereon in full.

               f.   Section 1.7(c) (previously characterized as Section 1.7(b))
                    --------------                              --------------
of the Loan Agreement is hereby amended by deleting the reference therein to

"clause (a)" and substituting "clauses (a) and (b)" in lieu thereof.
-----------                    -----------     ---

          g.   The last sentence of Section 1.12 of the Loan Agreement is hereby
                                    ------------
deleted in its entirety and the following is substituted in lieu thereof:

     In the absence of a specific determination by Bank with respect thereto, payments shall be applied to amounts then due and payable in the following order: (1) to Fees and Bank's expenses reimbursable hereunder; (2) to interest on the Term Loan; (3) to interest on the Revolving Loan; (4) to principal payments on the Term Loan; (5) to principal payments on the Revolving Loan and to cash collateralize the Letter of Credit Obligations; and (6) to all other Obligations, including expenses of Bank to the extent reimbursable under Section 11.2
                        ------------

          h.   Section 1.13 of the Loan Agreement is hereby deleted in its
               ------------
entirety and the following is substituted in lieu thereof:

          1.13 Use of Proceeds.  The proceeds of the Loans shall be used by
               ---------------
     Borrower as follows:

               (a) all Revolving Loans shall be used (i) to refinance Borrower's existing debt with Prior Lender, (ii) together with a portion of the proceeds of the Subordinated Note, to refinance Borrower's existing debt with LHF and (iii) for general working capital needs and other corporate purposes; and

               (b)  the Term Loan shall be used to finance the SSE Acquisition.

               i. The Loan Agreement is hereby amended by adding the following new Section 3.29 after Section 3.28:
    ------------       ------------

          3.29 Phase II Environmental Reports.  As soon as practicable, but not
               ------------------------------
     later than September 1, 2000, Borrower shall retain a qualified environmental engineer acceptable to Bank to conduct Phase II environmental assessment studies of the Real Properties (as defined in the SSE Purchase Agreement), the scope of which environmental assessment studies shall be satisfactory to Bank. Borrower shall cause such environmental engineer to deliver to Borrower as soon as reasonably possible and in any event within 120 days after the First Amendment Closing Date, a written report with respect to all such Real Properties disclosing its findings, conclusions and recommendations. Borrower shall also cause such environmental engineer to furnish such written report to Bank concurrently with its furnishing to Borrower. If such report discloses any Hazardous Material claim or other adverse environmental condition on or with respect to any of such Real Properties, or recommends the remediation of any Hazardous Material claim or other adverse environmental condition, Borrower shall immediately notify Seller in writing of the same and, if Seller is or may be liable or otherwise responsible for such Hazardous Material claim or other adverse environmental condition under the SSE Purchase Agreement or otherwise, cause Seller to remediate the same in accordance with all Environmental Laws, all at Seller's sole cost and expense and to Borrower's reasonable satisfaction. Nothing in this Section 3.29 shall negate or
                                              ------------
     otherwise limit any rights of Bank or any other obligations of Borrower or any Guarantor under this Section 3.29 with respect to any Real Property.
                              ------------

               j.   Section 4(p) of the Loan Agreement  is hereby deleted in its
                    ------------
entirety and the following is substituted in lieu thereof:

          (p) make aggregate Capital Expenditures (other than Capital Expenditures financed through the incurrence of Indebtedness (excluding Revolving Loans)) in (i) any Fiscal Quarter in excess of $400,000 or (ii) any Fiscal Year in excess of $1,200,000.

               k.   Section 6.2(c)(iii) of the Loan Agreement is hereby deleted
                    -------------------
in its entirety and the following is substituted in lieu thereof:

     (iii) permit Bank to inspect, review, evaluate, and make physical verifications and appraisals of such Person's Inventory, Equipment and other Collateral in any manner and through any medium that Bank considers advisable, and each of Borrower and each of its Subsidiaries shall provide to Bank, at Borrower's cost and expense, such clerical and other assistance as may be reasonably requested with respect thereto.

               l.   Each of Section 7.3, Section 10.3 and Section 11.2 of the
                            -----------  ------------     ------------
Loan Agreement is hereby amended by deleting the references therein to "Revolving Note" and substituting "Notes" in lieu thereof.

               m.   The following new definitions are hereby added to Schedule A
                                                                      ----------
of the Loan Agreement in appropriate alphabetical order:

               "First Amendment" means that certain First Amendment to Loan and
                ---------------
     Security Agreement dated as of August 23, 2000, by and between Borrower and Bank.

               "First Amendment Closing Date" means the date on which all of the
                ----------------------------
     conditions set forth in Section 4 of the First Amendment have been satisfied.

               "Notes" means, collectively, the Revolving Note and the Term
                -----
     Note, and any other notes executed and delivered by Borrower to Bank under the Agreement or the other Loan Documents.

               "Seller" means SSE Manufacturing, Inc., a California corporation.
                ------

               "SSE Acquisition" means the acquisition of certain of the assets
                ---------------
     of Seller in accordance with the SSE Purchase Agreement.

               "SSE Purchase Agreement" means the Asset Purchase Agreement
                ----------------------
     between Seller and Borrower dated as of August 7, 2000, including all exhibits and schedules thereto.

               "Term Loan" means the term loan made by Bank to Borrower on the
                ---------
     Closing Date in the principal amount of $2,400,000 pursuant to Section
                                                                    -------
     1.1A.

               "Term Loan Commitment" shall mean the commitment of Bank to make
                --------------------
     the Term Loan, which commitment shall be Two Million Four Hundred Thousand Dollars ($2,400,000) on the First Amendment Closing Date.

               "Term Note" means the Term Note, dated as of the First Amendment
                ---------
     Closing Date, substantially in the form of Exhibit F, executed and
                                                ---------
     delivered by Borrower in favor of Bank, in the original principal amount of $2,400,000.

               n.   Clause (e) of the definition of "Eligible Accounts" in

Schedule A of the Loan Agreement is hereby deleted in its entirety and the
----------
following is substituted in lieu thereof:

     (e) with respect to which (i) the applicable Account Debtor has not asserted any defense, counterclaim, offset or dispute, and such Account is not a "contra" Account or (ii) the Account Debtor is Seller;

               o.   The definition of "Commitments" in Schedule A of the Loan
                                                       ----------
Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

               "Commitments" shall mean the aggregate of the Revolving Loan
                -----------
     Commitment and the Term Loan Commitment, which aggregate Commitments shall be Eighteen Million Four Hundred Thousand Dollars ($18,400,000.00) as of August 23, 2000, as such amount may be reduced, amortized or adjusted from time to time in accordance with the Agreement

               p.   The definition of "Credit Facilities" in Schedule A of the
                                                             ----------
Loan Agreement is hereby deleted in its entirety and the following substituted in lieu thereof:

               "Credit Facilities" means the Revolving Loans, the Term Loan, and
                -----------------
     the Letters of Credit.

               q.   The definition of "Loans" in Schedule A of the Loan
                                                 ----------
Agreement is hereby amended by adding the phrase "and the Term Loan" immediately following the phrase "the Revolving Loans".

               r.   Schedules 1.15, 3.2, 3.6, 3.7, 3.8, 3.11, 3.12, 3.13, 3.14,
                    --------- ----  ---  ---  ---  ---  ----  ----  ----  ----
3.16, 3.17, 3.23, 4(c), 4(h) and 6.1 to the Loan Agreement are amended by
----  ----  ----  ----  ----     ---
deleting the existing versions thereof in their entirety and substituting therefor the respective versions thereof attached hereto collectively as Appendix C (the "Updated Disclosure Schedules"), each of
                       ----------       ----------------------------
which has been updated as of the First Amendment Closing Date to reflect the SSE Acquisition.

               s. Borrower acknowledges that the Inventory being manufactured by Borrower that is subject to the License Agreement that is being entered into by Borrower in connection with the SSE Purchase Agreement is not to be considered as "Eligible Inventory" because such Inventory does not satisfy clause (d) of the definition of "Eligible Inventory" as a result of such
----------
Inventory not conforming to the representations set forth in clauses (e) and (f)
                                                             -----------     ---
of Section 3.19 of the Loan Agreement.
   ------------

          4.   Conditions to Effectiveness.  The effectiveness of this First
               ---------------------------
Amendment is subject to satisfaction of each of the following conditions:

               a. receipt by Bank of this First Amendment duly executed by Borrower, Overhill Ventures and Bank;

               b. Bank's receipt of copies of the final SSE Purchase Agreement and other documentation for the SSE Acquisition, and satisfaction of all of the respective conditions precedent to the consummation of the SSE Acquisition except for those that require the effectiveness of this First Amendment and the concurrent funding of the Term Loan by Bank;

               c. receipt by Bank of copies of resolutions of the Board of Directors of Borrower or other authorizing documents, in form and substance satisfactory to Bank and its counsel, authorizing the execution and delivery of this First Amendment;

               d. receipt by Bank of the Term Note and all of the other documents set forth on the Schedule of Documents attached hereto as Appendix D ,
                                                                    ----------
each duly executed by the appropriate parties and in form and substance satisfactory to Bank;

               e.   receipt by Bank of the attached Guarantor Consents (the

"Guarantor Consents") duly executed by each of Overhill Ventures and Polyphase
-------------------
Corporation;

               f.   receipt by Bank of a $100,000 amendment fee; and

               g.   the absence of any Defaults or Events of Default.

          5.   Open Item.  Borrower has advised Bank that, as of the First
               ---------
Amendment Closing Date, Borrower is unable to deliver or cause to be delivered to Bank an acknowledged and fully-executed landlord's waiver and consent with respect to the real property lease for 9090 Kenamar Drive, San Diego, California (the "Open Item"). Bank waives delivery of the Open Item as a condition to the
      ---------
First Amendment Closing Date in consideration of Borrower's agreement to use its best efforts to deliver or cause to be delivered such waiver and consent in the form of Appendix D. If and for so long as Borrower is unable to obtain an
        ----------
acknowledged and fully-executed landlord's waiver and consent with respect to the real property lease for 9090 Kenamar Drive, San Diego, California in the form of Appendix D, then a Reserve shall be established against the Borrowing
        ----------
Base equal to three months' rent for such location; provided,
                                                    --------
that so long as the foregoing Reserves are maintained, the Inventory at such locations shall not be deemed ineligible under clause (b) of the definition of
                                               ----------
"Eligible Inventory" solely for failure to obtain a landlord's waiver and consent acceptable to Bank.

          6.   Entire Agreement.  This First Amendment, together with the Loan
               ----------------
Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This First Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

          7.   Representations and Warranties.  Each of Borrower and Overhill
               ------------------------------
Ventures hereby represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) either Borrower or Overhill Ventures has previously advised Bank in writing as contemplated under the Loan Agreement, are true and correct in all material respects as of the date hereof.

          8.   Miscellaneous.
               -------------

               a.   Counterparts.  This First Amendment and the Guarantor
                    ------------
Consents may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this First Amendment or the Guarantor Consent by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               b.   Headings.  Section headings used herein are for convenience
                    --------
of reference only, are not part of this First Amendment, and are not to be taken into consideration in interpreting this First Amendment.

               c.   Recitals.  The recitals set forth at the beginning of this
                    --------
First Amendment are true and correct, and such recitals are incorporated into and are a part of this First Amendment.

               d.   Governing Law.  This First Amendment shall be governed by,
                    -------------
and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

               e.   Effect.  Upon the effectiveness of this First Amendment,
                    ------
from and after the date hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby and each reference in the other Loan Documents to the Loan Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

               f.   No Novation.  Except as expressly provided in this First
                    -----------
Amendment, the execution, delivery, and effectiveness of this First Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Bank under the Loan Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               g.   Conflict of Terms.  In the event of any inconsistency
                    -----------------
between the provisions of this First Amendment and any provision of the Loan Agreement, the terms and provisions of this First Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]

          IN WITNESS WHEREOF, this First Amendment to Loan and Security Agreement has been duly executed as of the date first written above.


                              OVERHILL FARMS, INC.



                              By:
                                 ----------------------------------
                                    James Rudis
                                    President and Chief Executive Officer


                              By:
                                 ----------------------------------
                                    Richard A. Horvath
                                    Vice President and Chief Financial Officer


                              OVERHILL L.C. VENTURES, INC.


                              By:
                                 ----------------------------------
                                    James Rudis
                                    President and Chief Executive Officer


                              By:
                                 ----------------------------------
                                    Richard A. Horvath
                                    Vice President and Chief Financial Officer


                              UNION BANK OF CALIFORNIA, N.A.


                              By:
                                 ----------------------------------
                                    Albert Joseph
                                    Vice President

                               GUARANTOR CONSENT
                               -----------------

          Each of the undersigned hereby (i) ratifies and reaffirms, as of the date hereof, all of the provisions of that certain Continuing Guaranty dated as of November 24, 1999, in favor of Union Bank of California, N.A., (ii) acknowledges receipt of a copy of the First Amendment to Amended and Restated Loan and Security Agreement dated as of August 23, 2000 (the "First Amendment"),
                                                              ---------------
and (iii) consents to all of the provisions of the First Amendment.

Dated as of August 23, 2000


                         POLYPHASE CORPORATION


                         By:
                            ---------------------------------------
                              James Rudis
                              President and Chief Executive Officer


                         By:
                            ---------------------------------------
                              William E. Shatley
                              Senior Vice President and Chief Financial Officer


                         OVERHILL L.C. VENTURES, INC.


                         By:
                            ---------------------------------------
                              James Rudis
                              President and Chief Executive Officer


                         By:
                            ---------------------------------------
                              Richard A. Horvath
                              Vice President and Chief Financial Officer

                                  APPENDIX A
                                  ----------

                           (SSE Purchase Agreement)

                                [See attached.]
                                 ---

                                  APPENDIX B
                                  ----------

                                  (Exhibit F)

                                [See attached.]
                                 ---

                                  APPENDIX C
                                  ----------

                        (Updated Disclosure Schedules)

                                [See attached.]
                                 ---

                                  APPENDIX D
                                  ----------

              (9090 Kenamar Drive Landlord's Waiver and Consent)

                                [See attached.]
                                 ---